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                      MESABA HOLDINGS, INC.

                     1994 STOCK OPTION PLAN

              (As amended by the Board of Directors
               on August 29, 1995 & July 1, 1997)

           (Formerly known as the AirTran Corporation
                     1994 Stock Option Plan)
                     MESABA HOLDINGS, INC.
                     1994 STOCK OPTION PLAN

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                       TABLE OF CONTENTS

                                                             Page

Purpose                                                        1
Shares Subject to the Plan                                     1
Administration of the Plan                                     2
Grant of Options                                               2
Terms and Conditions of Options                                3
     (a)  Option Period                                        3
     (b)  Exercise Price                                       3
     (c)  Exercise of Option                                   4
     (d)  Payment of Purchase Price upon Exercise              4
     (e)  Exercise in the Event of Death or Termination
            of Employment                                      5
     (f)  Nontransferability                                   6
     (g)  Investment Representation                            6
     (h)  Adjustments in Event of Change in Common Stock       6
     (i)  Incentive Stock Options                              7
     (j)  No Rights as Shareholder                             7
     (k)  No Rights to Continued Employment                    7
Compliance with Other Laws and Regulations                     7
Disposition of Shares                                          7
Amendment and Discontinuance                                   7
Effective Date of the Plan                                     8
Name                                                           8
Effect on Other Stock Plans                                    8

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                      MESABA HOLDINGS, INC.
                     1994 STOCK OPTION PLAN

              (As amended by the Board of Directors
              on August 29, 1995 and July 1, 1997)
           (Formerly known as the AirTran Corporation
                     1994 Stock Option Plan)


     1. Purpose. The purpose of this Plan is to provide a means whereby Mesaba Holdings, Inc. (the "Company") may, through the grant of incentive stock options and nonqualified stock options to Key Employees, as defined below, attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of the Company, its shareholders and any Subsidiary. By affording Key Employees the opportunity to acquire proprietary interests in the Company and any Subsidiary and by providing them incentives to put forth maximum efforts for the success of the Company's business, the Plan seeks to contribute to the attainment of those objectives.

     As used herein, the term "Committee" shall mean the committee appointed by the Board of Directors of the Company in accordance with Section 3. The term "Subsidiary" shall mean any corporation which at the time an option is granted under this Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or any similar provision hereafter enacted, except that such term shall not include any corporation which is classified as a foreign corporation pursuant to Section 7701 of the Code. The term "Key Employees" means those employees (including officers and directors who are also employees) of the Company or of any Subsidiary, who, in the judgment of the Committee referred to in Section 3 below, are considered especially important to the future of the Company. The term "incentive stock options" means options to purchase Common Stock ($.01 par value) of the Company (the "Stock") which at the time such options are granted under this Plan qualify as incentive stock options within the meaning of Section 422 of the Code. The term "nonqualified stock options" means options to purchase stock which at the time such options are granted under this Plan do not qualify as incentive stock options.

     2. Shares Subject to the Plan. Options may be granted by the Company from time to time to Key Employees to purchase an aggregate of 800,000 shares of the Stock, and such number of shares shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 5(h)). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company (whether acquired specifically for issuance under the Plan or otherwise) which are available under applicable law to be issued under the Plan. If any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares, new options may thereafter be

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granted under the Plan covering the number of shares subject to the option which was thus terminated, expired or canceled.

     3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") appointed by the Board and serving at the Board's pleasure, or such other committee as the Board may from time to time appoint to serve as such pursuant to this Section 3. Such Committee shall consist of not less than two members of the Board. Any grants of options to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be made only by a Committee of two or more directors, each of whom is a "disinterested person" as defined in Rule 16b-3(c)(2) of the Exchange Act.

     The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant options; to determine the purchase price of the Stock covered by each option, the term of each option, the employees to whom, and the time or times which, options shall be granted and the number of shares covered by each option; to designate options as incentive stock options or nonqualified options; with the consent of an optionee, to modify or amend an Option; to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical); with the consent of an optionee, to modify or amend an option; to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated its duties as aforesaid may employ one or more persons to render advice with respect to the responsibility the Committee or such person may have under the Plan.

     The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons to whom options have been granted under the Plan, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to that Plan or the grant of any options made hereunder, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

     4. Grant of Options. Subject to the provisions of the Plan, the Committee shall (a) determine and designate from time to time those Key Employees to whom options are to be granted; (b) authorize the granting of incentive stock options, nonqualified stock options, or a combination of incentive stock options and nonqualified stock options; (c) determine the

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number of shares subject to each option; and (d) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period; provided, however, that (i) no option shall be granted after the expiration of 10 years from the Effective Date of the Plan specified in Section 9 below and (ii) the aggregate fair market value (determined as of the date the option is granted) of stock for which all of an employee's incentive stock options first become exercisable during any calendar year shall not exceed $100,000. No director of the Company who is not also an employee of the Company or any Subsidiary shall be entitled to receive any option under the Plan.

     5. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Committee may extend such period provided that, in the case of in incentive stock option, such extension shall not disqualify the option as an incentive stock option. In no case shall such period, including any such extensions, exceed 10 years from the date of grant; provided, however, that in the case of an incentive stock option granted to an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (a "Ten Percent Shareholder"), such period, including extensions, shall not exceed five years from the date of grant.

          (b) Exercise Price. The exercise price per share of Stock shall be determined by the Committee at the time each option is granted and shall be not less than (i) the fair market value or (ii) in the case of an incentive stock option granted to a Ten Percent Shareholder, 110% of the fair market value of one share of the Stock on the date the option is granted, as determined by the Committee.

     For purposes of this Section 5, the "fair market value" of the Stock shall be determined as follows:

          (A) if the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

          (B) if the Stock is not listed on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

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          (C) if the Stock is not listed on a national securities
        exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or, if the Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

          (D) if there exists no public trading market for the Stock of the Company, the fair market value on any given day shall be an amount determined by the Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Committee as of the date of determination nor less than the par value of the Stock.

          (c) Exercise of Option. No part of any option may be exercised until the optionee shall have remained in the employ of the Company or of a Subsidiary for such period after the date on which the option is granted as the Committee may specify in the option agreement, and the option agreement may provide for exercisability in installments; provided, however, that no option may be exercised for a period of six months after the date of grant. Options granted under this Plan may be exercised without regard to the status of previously granted options.

          (d) Payment of Purchase Price upon Exercise. Each option shall provide that the purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise in cash; provided, however, that the Committee may determine, in its sole discretion, other forms of consideration to be appropriate for payment of the purchase price of the shares as to which an option shall be exercised, including, but not limited to, shares of Stock already owned by the optionee having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

     The Company may make loans to such option holders as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the Plan; provided, however, that the Committee shall have no discretion to authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h) of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

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          (i)    Such loans shall bear interest at such rates as the
        Committee shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options).

          (ii) In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option or portion thereof exercised by the holder.

          (iii) No loan shall have an initial term exceeding five years, but, any such loan may be renewable at the discretion of the Committee.

          (iv) When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan, or such other collateral as may be deemed appropriate by the Committee, shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan.

          (v) Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (e)  Exercise in the Event of Death or Termination of Employment.

                    (i) If an optionee shall die while an employee of the Company or a Subsidiary, his or her option may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his or her death, by the person or persons to whom the optionee's right under the option passes by will or applicable law, or if no such person has such right, by his or her executors or administrators, at any time or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or two years after the optionee's death, whichever date earlier.

                    (ii) If an optionee's employment by the Company or a Subsidiary shall terminate because of his or her total disability, he or she may exercise his or her option to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or one year after termination of employment, whichever date is earlier.

                    (iii) If an optionee's employment shall terminate by reason of his or her retirement in accordance with the terms of the Company's retirement plans or with the consent of the Committee or involuntarily other than for cause, all rights to exercise his or her option shall terminate at the expiration date specified in paragraph (a) of this Section 5 or three months after termination of employment, whichever date is earlier.

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                    (iv) If an optionee's employment shall terminate for
        cause or voluntarily or involuntarily for any reason other than death, total disability or retirement, all rights to exercise his or her option shall terminate at the date of such termination of employment, unless such termination is waived by the Committee in its sole discretion.

               "Termination for cause" shall include termination for malfeasance or misfeasance in the performance of duties of the optionee as an employee of the Company or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or any Subsidiary, violation of the terms of the optionee's employment agreement, if any, and in event, the determination of the Committee with respect to the matter of whether an optionee's employment has been terminated for cause shall be final and conclusive. "Total disability" shall mean a physical or mental condition of an employee resulting bodily injury, disease, or mental disorder which renders the employee incapable of continuing his or her usual and customary employment with the Company.

          (f) Nontransferability. No option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option shall be exercisable only by the optionee or by the optionee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

          (g) Investment Representation. Each option agreement may provide that, upon demand by the Committee for such a representation, the optionee (or any person acting under paragraph 5(e)) shall deliver to the Committee at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

          (h) Adjustments in Event of Change in Common Stock. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

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          (i)  Incentive Stock Options.  Each option agreement which provides for the grant of an incentive stock option to a participant shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code, or any amendment thereof or substitute therefor.

          (j) No Rights as Shareholder. No optionee shall have any rights as a shareholder with respect to any shares subject to his or her option prior to the date of issuance to him or her of a certificate or certificates for such shares.

          (k) No Rights to Continued Employment. The Plan and any option granted under the Plan shall not confer upon any optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall the Plan and any option granted under the Plan interfere in any way with the right of the Company or any Subsidiary by which an optionee is employed to terminate his or her employment at any time.

     6. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of options hereunder, and the obligation of the Company to sell and deliver shares of Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     7. Disposition of Shares. Without the consent of the Committee, no share of Stock acquired by an exercise of an incentive stock option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such option was granted or within one year after the transfer of such share pursuant to such exercise; provided, however, that an optionee may sell, transfer, hypothecate, or otherwise dispose of the shares acquired upon exercise of an incentive stock option at any time following exercise so long as adequate provision is made for the payment to the Company of funds sufficient for payment of any withholding and other taxes required by any governmental authority in respect of the sale of such shares prior to one year following the date of exercise.

     8. Amendment and Discontinuance. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of paragraph (h) of
Section 5, no action of the Board of Directors or of the Committee may (i) increase the number of shares reserved for options pursuant to Section 2,
(ii) permit the granting of any option having an exercise price less than that determined in accordance with paragraph (b) of Section 5, (iii) shorten the period provided for in paragraph (c) of Section 5 which must elapse between the date of granting an option and the date on which any part of an option may be exercised, (iv) permit the granting of options which expire

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beyond the period provided for in paragraph (a) of Section 5, or (v) make any change that would require shareholder approval pursuant to Rule 16b-3 under the Exchange Act, unless such approval is obtained. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him or her under the Plan. Notwithstanding the foregoing, the Board of Directors may also amend or modify the Plan to give effect to changes hereafter adopted in any law, rule or regulation affecting incentive stock options. The Plan may be amended, modified or terminated in any other manner as may be approved by the shareholders of the Company.

     9. Effective Date of the Plan. The Effective Date of the Plan shall be May 19, 1994, the date of its adoption by the Board of Directors of the Company, subject to approval by shareholders of the Company holding not less than a majority of the shares present and voting at its next annual or special shareholders' meeting.

     10. Name. The Plan shall be known as the "Mesaba Holdings, Inc. 1994 Stock Option Plan."

     11. Effect on Other Stock Plans. The adoption of the Plan shall have no effect on options granted or to be granted pursuant to any other stock option plans covering the employees of the Company, any Subsidiary, or any predecessors or successors thereto.